EXHIBIT 99.1

   Accrued Interest Date:                              Collection Period Ending:
   25-Sep-03                                                         30-Sep-03

   Distribution Date:            BMW VEHICLE OWNER TRUST 2003-A      Period #
                                 ------------------------------
   27-Oct-03                                                                6

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

   -------------------------------------------------------------------------------------------------------------------------------

   Balances
   -------------------------------------------------------------------------------------------------------------------------------

                                                                               Initial         Period End
      Receivables                                                       $1,643,640,298     $1,294,696,709
      Reserve Account                                                      $12,327,302        $22,657,192
      Yield Supplement Overcollateralization                                $9,034,825         $7,230,914
      Class A-1 Notes                                                     $380,000,000        $32,860,323
      Class A-2 Notes                                                     $455,000,000       $455,000,000
      Class A-3 Notes                                                     $470,000,000       $470,000,000
      Class A-4 Notes                                                     $296,913,000       $296,913,000
      Class B Notes                                                        $32,692,000        $32,692,000

   Current Collection Period
   -------------------------------------------------------------------------------------------------------------------------------

      Beginning Receivables Outstanding                                 $1,351,536,400
      Calculation of Total Distribution Amount
         Regular Principal Distributable Amount
             Receipts of Scheduled Principal                               $31,134,462
             Receipts of Pre-Paid Principal                                $24,577,400
             Liquidation Proceeds                                             $729,297
             Principal Balance Allocable to Gross Charge-offs                 $398,531
         Total Receipts of Principal                                       $56,839,690

         Interest Distribution Amount
             Receipts of Interest                                           $6,449,951
             Servicer Advances                                                      $0
             Reimbursement of Previous Servicer Advances                     ($369,659)
             Accrued Interest on Purchased Receivables                              $0
             Recoveries                                                        $15,610
             Net Investment Earnings                                           $11,216
         Total Receipts of Interest                                         $6,107,118

         Release from Reserve Account                                               $0

      Total Distribution Amount                                            $62,548,278

      Ending Receivables Outstanding                                    $1,294,696,709

   Servicer Advance Amounts
   -------------------------------------------------------------------------------------------------------------------------------

      Beginning Period Unreimbursed Previous Servicer Advance                 $970,823
      Current Period Servicer Advance                                               $0
      Current Reimbursement of Previous Servicer Advance                     ($369,659)
      Ending Period Unreimbursed Previous Servicer Advances                   $601,164

   Collection Account
   -------------------------------------------------------------------------------------------------------------------------------

      Deposits to Collection Account                                       $62,548,278
      Withdrawals from Collection Account
         Servicing Fees                                                     $1,126,280
         Class A Noteholder Interest Distribution                           $2,036,554
         First Priority Principal Distribution                                      $0
         Class B Noteholder Interest Distribution                              $79,823
         Regular Principal Distribution                                    $56,552,666
         Reserve Account Deposit                                                    $0
         Unpaid Trustee Fees                                                        $0
         Excess Funds Released to Depositor                                 $2,752,954
      Total Distributions from Collection Account                          $62,548,278

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
   Accrued Interest Date:                              Collection Period Ending:
   25-Sep-03                                                         30-Sep-03

   Distribution Date:            BMW VEHICLE OWNER TRUST 2003-A      Period #
                                 ------------------------------
   27-Oct-03                                                                6
----------------------------------------------------------------------------------------------------------------------------------

   Excess Funds Released to the Depositor
   -------------------------------------------------------------------------------------------------------------------------------
         Release from Reserve Account                                         $994,695
         Release from Collection Account                                    $2,752,954
      Total Excess Funds Released to the Depositor                          $3,747,649

   Note Distribution Account
   -------------------------------------------------------------------------------------------------------------------------------

      Amount Deposited from the Collection Account                         $58,669,043
      Amount Deposited from the Reserve Account                                     $0
      Amount Paid to Noteholders                                           $58,669,043

   Distributions
   -------------------------------------------------------------------------------------------------------------------------------


      Monthly Principal Distributable Amount                           Current Payment     Ending Balance   Per $1,000     Factor
      Class A-1 Notes                                                      $56,552,666        $32,860,323    $148.82        8.65%
      Class A-2 Notes                                                               $0       $455,000,000      $0.00      100.00%
      Class A-3 Notes                                                               $0       $470,000,000      $0.00      100.00%
      Class A-4 Notes                                                               $0       $296,913,000      $0.00      100.00%
      Class B Notes                                                                 $0        $32,692,000      $0.00      100.00%

      Interest Distributable Amount                                    Current Payment         Per $1,000
      Class A-1 Notes                                                         $100,937              $0.27
      Class A-2 Notes                                                         $549,792              $1.21
      Class A-3 Notes                                                         $759,833              $1.62
      Class A-4 Notes                                                         $625,992              $2.11
      Class B Notes                                                            $79,823              $2.44



   Carryover Shortfalls
   -------------------------------------------------------------------------------------------------------------------------------
                                                                               Prior Period        Current
                                                                                Carryover          Payment    Per $1,000
      Class A-1 Interest Carryover Shortfall                                        $0                 $0         $0
      Class A-2 Interest Carryover Shortfall                                        $0                 $0         $0
      Class A-3 Interest Carryover Shortfall                                        $0                 $0         $0
      Class A-4 Interest Carryover Shortfall                                        $0                 $0         $0
      Class B Interest Carryover Shortfall                                          $0                 $0         $0


   Receivables Data
   -------------------------------------------------------------------------------------------------------------------------------

                                                                      Beginning Period      Ending Period
      Number of Contracts                                                       64,621             62,865
      Weighted Average Remaining Term                                            47.18              46.33
      Weighted Average Annual Percentage Rate                                    5.38%              5.36%

      Delinquencies Aging Profile End of Period                          Dollar Amount         Percentage
         Current                                                        $1,168,046,545             90.22%
         1-29 days                                                        $108,606,652              8.39%
         30-59 days                                                        $14,479,631              1.12%
         60-89 days                                                         $2,653,336              0.20%
         90-119 days                                                          $584,584              0.05%
         120-149 days                                                         $325,961              0.03%
         Total                                                          $1,294,696,709            100.00%
         Delinquent Receivables +30 days past due                          $18,043,512              1.39%



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
   Accrued Interest Date:                              Collection Period Ending:
   25-Sep-03                                                         30-Sep-03

   Distribution Date:            BMW VEHICLE OWNER TRUST 2003-A      Period #
                                 ------------------------------
   27-Oct-03                                                                6
-----------------------------------------------------------------------------------------------------------------------------------

      Write-offs
         Gross Principal Write-Offs for Current Period                        $398,531
         Recoveries for Current Period                                         $15,610
         Net Write-Offs for Current Period                                    $382,921

         Cumulative Realized Losses                                           $832,537


      Repossessions                                                      Dollar Amount              Units
         Beginning Period Repossessed Receivables Balance                   $2,784,355                 93
         Ending Period Repossessed Receivables Balance                      $2,318,161                 83
         Principal Balance of 90+ Day Repossessed Vehicles                    $126,037                  4



   Yield Supplement Overcollateralization
   -------------------------------------------------------------------------------------------------------------------------------

      Beginning Period Required Amount                                      $7,517,938
      Beginning Period Amount                                               $7,517,938
      Ending Period Required Amount                                         $7,230,914
      Current Period Release                                                  $287,024
      Ending Period Amount                                                  $7,230,914
      Next Distribution Date Required Amount                                $6,949,408

   Reserve Account
   -------------------------------------------------------------------------------------------------------------------------------

      Beginning Period Required Amount                                     $23,651,887
      Beginning Period Amount                                              $23,651,887
      Net Investment Earnings                                                  $11,216
      Current Period Deposit                                                        $0
      Current Period Release to Collection Account                                  $0
      Current Period Release to Depositor                                     $994,695
      Ending Period Required Amount                                        $22,657,192
      Ending Period Amount                                                 $22,657,192


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